FAIR VALUE MEASUREMENT	6 Months Ended
Jun. 30, 2024
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENT	FAIR VALUE MEASUREMENT
The Company's financial assets include insurance subsidiary deposits and highly liquid investments which are held by the consolidated captive insurance entity and are designated to support long-term insurance subsidiary liabilities and are recorded at fair value of $35,476 and $0 as of June 30, 2024 and December 31, 2023, respectively. As of June 30, 2024, the components of the fair value of the insurance subsidiary deposits and investments include amortized costs of $35,000 and net unrealized gains of $476. Gains and losses on investments are recorded within other expense, net. Insurance subsidiary deposits and investments consist of holdings in investment grade bond mutual funds and are derived using Level 2 inputs. These assets are recorded in insurance subsidiary deposits and investments on our condensed combined/consolidated balance sheets and are classified as available-for-sale securities. These mutual funds are primarily valued utilizing calculations which incorporate observable inputs such as yield, maturity and credit quality.
The Company's non-financial assets, which includes goodwill, intangible assets, property and equipment and right-of-use assets, are not required to be measured at fair value on a recurring basis. However, on a periodic basis, or whenever events or changes in circumstances indicate that their carrying value may not be recoverable, the Company assesses its long-lived assets for impairment. When impairment has occurred, such long-lived assets are written down to fair value.